U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 15, 2007

SKRM Interactive Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-24370	33-0611748
(Commission File No.)	(IRS Employer Identification No.)

14553 South 790 West
Bluffdale, Utah 84065
(866) 922-9533
(Address and telephone number of principal executive offices and place of business)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13ed-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On November 20, 2007 SKRM Interactive, Inc. (the “Company”) entered into a Securities Repurchase Agreement (the “Repurchase Agreement”) with AJW Partners LLC, AJW Qualified Partners LLC, AJW Offshore LTD and New Millennium Partners II LLC (collectively, the “Sellers”), pursuant to which the Company agreed to repurchase from the Sellers certain convertible notes and modify the terms of certain warrants entered into between the Company and the Sellers on November 30, 2005. Pursuant to the terms of the Repurchase Agreement, the Company repurchased from the Sellers convertible notes in the original principal amount of $600,000 (the “Notes”), issued and delivered to the Sellers 1,200,000 shares of the Company’s common stock (the “Company Shares”) and modified the terms of outstanding warrants issued by the Company to the Sellers, which, after giving effect to the modifications contemplated by the Repurchase Agreement, now permit the Sellers to purchase up to 10,000,000 shares of the Company’s common stock at a fixed exercise price of $1.75 per share (the “Warrants”). Prior to the modification of the Warrants pursuant to the terms of the Repurchase Agreement, the exercise price of the Warrants was subject to adjustment, based upon the trading price of the Company’s common stock.

Item 1.02	Termination of a Material Definitive Agreement

Prior to the execution of the “Exchange Agreement” described in Item 3.02 below, the Company entered into agreements with Sterling LLC (“Sterling”) and HLB & Associates, LLC (“HLB”), pursuant to which Sterling agreed to provide to the Company and its affiliates certain research, market review, strategic analysis, review and planning services and HLB agreed to provide to the Company certain planning, development, advertising and promotional services. As a result of the Company’s consummation of the transactions contemplated by the Stock Exchange Agreement, and the corresponding change in the nature of the Company’s business operations, the Company’s Board of Directors (the “Board”) determined that the Company’s continued performance of the Sterling and HLB agreements was not in the best interests of the Company and its shareholders. Accordingly, on December 17, 2007 the Board terminated the Sterling and HLB agreements described above. The Company did not incur any early termination penalties as a result of the termination of either agreement.

Item 3.02	Unregistered Sales of Equity Securities

On September 12, 2007, the Company, Jeffrey Martin, Sector 10 Services-USA, Inc. (“Sector 10 Services”), Sector 10 Holdings, Inc. (“Sector 10 Holdings”) and the Pericles DeAvila Institute for Humanitarian Studies (the “DeAvila Institute”) entered into a Stock Exchange Agreement (the “Exchange Agreement”) setting forth the terms and conditions upon which the Company and the other parties thereto proposed to consummate a stock exchange transaction pursuant to which Sector 10 Holdings and the DeAvila Institute would transfer to the Company approximately 75% of the issued and outstanding shares of common stock of Sector 10 Services in exchange for (i) the Company’s issuance and delivery to Sector 10 Holdings and the DeAvila Institute of 47,058,824 and 2,941,176 newly-issued shares of the Company’s common stock (the “Common Stock”), respectively, and (ii) Mr. Martin’s transfer and delivery to Sector 10 Holdings and the DeAvila Institute of 14,117,674 and 882,353 outstanding shares of Common Stock, respectively (collectively, the “Sector 10 Transaction”). A summary of the terms of the Exchange Agreement and related details were originally disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission on October 11, 2007 (the “October Form 8-K).

As disclosed in the October Form 8-K, the consummation of the transactions contemplated by the Exchange Agreement was conditioned upon the Company’s amendment of its Certificate of Incorporation to authorize the issuance of sufficient shares of the Company’s common stock to consummate the transactions contemplated by the Exchange Agreement. On or about September 13, 2007 the Company obtained the written consent of the holders of sufficient shares of the issued and outstanding shares of the Company’s common stock to amend the Company’s Certificate of Incorporation for the purpose of increasing the authorized capital of the Company to 200,000,000 shares of capital stock, consisting of 190,000,000 shares of common stock and 10,000,000 shares of preferred stock. Based on the approval of the Company’s shareholders, on September 15, 2007, the Company filed a Certificate of Amendment to the Company’s Certificate of Incorporation for the purpose of effecting the increase in the number of authorized shares of the Company’s capital stock. A copy of the Certificate of Amendment, as filed with the Secretary of State of the State of Delaware, is attached to this report as Exhibit 3.1 and is incorporated herein by this reference (the “Certificate of Amendment”).

On November 2007, based upon the approval by the Company’s shareholders of the Certificate of Amendment, and the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, the Company completed the transactions contemplated by the Exchange Agreement, including the issuance and delivery to Sector 10 Holdings and the DeAvila Institute of 47,058,824 and 2,941,176 newly-issued shares of the Company’s common stock, respectively. The Company believes the issuance of such shares to Sector 10 Holdings and the DeAvila Institute was exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the provisions of Section 4(2) thereof.

As disclosed in Item 1.01 above and Item 3.03 below, on November 20, 2007 the Company entered into the Repurchase Agreement with the Sellers, pursuant to which the Company agreed to repurchase from the Sellers certain convertible notes and modify the terms of certain warrants entered into between the Company and the Sellers on November 30, 2005. Pursuant to the terms of the Repurchase Agreement, the Company repurchased the Notes from the Sellers, issued and delivered the Company Shares to the Sellers and modified the terms of the Warrants, which, after giving effect to the modifications contemplated by the Repurchase Agreement, now permit the Sellers to purchase up to 10,000,000 shares of the Company’s common stock at a fixed exercise price of $1.75 per share. Prior to the modification of the Warrants pursuant to the terms of the Repurchase Agreement, the exercise price of the Warrants was subject to adjustment, based upon the trading price of the Company’s common stock. The Company believes the transactions contemplated by the Repurchase Agreement were exempt from registration under the Securities Act pursuant to the provisions of Section 4(2) thereof..

Item 3.03   Material Modification to Rights of Security Holders

As discussed in Item 3.02 above, on September 15, 2007, the Company filed the Certificate of Amendment with the Secretary of State of the State of Delaware. Also as discussed in Item 3.02 above, a copy of the Certificate of Amendment is attached to this report as Exhibit 3.1 hereto. The principal effect of the filing of the Certificate of Amendment was to increase the authorized capital of the Company to 200,000,000 shares of capital stock, consisting of 190,000,000 shares of common stock and 10,000,000 shares of preferred stock.

As discussed in Items 1.01 and 3.02 above, on November 30, 2005, the Company entered into the Repurchase Agreement with the Sellers, pursuant to which the Company agreed to repurchase from the Sellers certain convertible notes and modify the terms of certain warrants entered into between the Company and the Sellers on November 30, 2005. Pursuant to the terms of the Repurchase Agreement, the Company repurchased the Notes from the Sellers, issued and delivered the Company Shares to the Sellers and modified the terms of the Warrants, which, after giving effect to the modifications contemplated by the Repurchase Agreement, now permit the Sellers to purchase up to 10,000,000 shares of the Company’s common stock at a fixed exercise price of $1.75 per share. Prior to the modification of the Warrants pursuant to the terms of the Repurchase Agreement, the exercise price of the Warrants was subject to adjustment, based upon the trading price of the Company’s common stock.

Item 4.01   Changes in Registrant’s Certified Accountant

As a result of the completion of the Sector 10 Transaction discussed in Item 3.02 above, the Board determined that the Company should engage a certified accountant that has offices in proximity to the Company’s current headquarters and operations. Since the previous certified accountant of the Company does not satisfy the requirements set forth by the Board, on November 15, 2007, the Board dismissed the previous certified accountant of the Company and engaged a new certified accountant. The actions associated with the foregoing dismissal and engagement are set forth below:

(a) Dismissal of Previous Certified Accountant

On November 19, 2007, the Board dismissed Malone and Bailey, PC, of Houston, Texas, as the Company’s certified accountant

(b) Engagement of New Certified Accountant

On November 19, 2007, the Board engaged the following firm to serve as the certified accountant of the Company for the Company’s fiscal year ending March 31, 2008.

HJ & Associates, LLC
50 West Broadway
Suite 600
Salt Lake City, UT 84101-2039
Phone: (801) 328-4408

During the two most recent years and through September 30, 2007, the Company had not consulted with HJ & Associates regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue: or, (ii) any matter that was the subject of disagreement, as that term is defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions to item 304 of Regulation S-K. or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 8.01 Other Events

Subsequent to the completion of the Sector 10 Transaction, the Company has conducted is business under the name “Sector 10.” The Company currently intends to seek consent of its shareholders to change the name of the Company to Sector 10, Inc. The Company believes the change of the Company’s name, if approved by the Company’s shareholders and accomplished by the amendment of the Company’s Certificate of Incorporation, will better reflect the Company’s current business operations and clarify the change in the nature of the Company’s business resulting from the consummation of the Sector10 Transaction. If the change in the Company’s name is approved by the Company’s shareholders and effected as currently contemplated by the Company’s management, the Company intends to seek a new trading symbol to reflect the change in the Company’s name.

Also subsequent to the Company’s completion of the Sector 10 Transaction, the Company has continued the business operations conducted by Sector 10 Services prior to the consummation of the Sector 10 Transaction. The following paragraphs briefly describe the business operations of the Company, doing business as “Sector 10” conducted by the Company subsequent to the consummation of the Sector 10 Transaction.

ABOUT SECTOR 10

The Company, doing business as “Sector 10,” seeks to become a leading provider of pre-deployed emergency life response equipment across a number of major metropolitan areas located in the United States. The Company’s current core focus is on developing and marketing first response solutions, utilizing two lines of patented products, Mobile Response Units (“MRU”) and Stationary Response Units (“SRU”). The Company intends to position its product offerings to market and address the city-centric emergency needs of larger metropolitan areas with the Pericles LogiX System. The Pericles LogiX System is a structured and integrated emergency solution designed to pre-deploy emergency and disaster response equipment in multi-story residential and commercial buildings. The Company is currently the exclusive provider of the Pericles LogiX System in the United States. The Company also offers the SRU and MRU product lines, which are designed to provide emergency safety services in large metropolitan areas. The Company has completed development and production of the initial MRU product, and has commenced test marketing and sales of the MRU units.

SECTOR 10 PRODUCTS / SERVICES

The Company’s core focus is on first response solutions, with the intention of utilizing its MRU and SRU products. The Company believes both product lines represent significant advances in emergency response systems and evacuation aids. In addition to marketing and sale of the MRU and SRU products, the Company intends to provide replenishment & maintenance services, customer support services and education and training services to purchasers of the MRU and SRU products. In an effort to expand its marketing and sales efforts, the Company proposes to increase product sales by facilitating financial arrangements through private or municipal financing sources.

Major markets identified by the Company include Multi-Story Buildings, Construction/Industrial Sites, Schools, Hospitals and Hazmat/Decontamination First Responder Teams

The multi-story building market is the Company’s initial target market. The Company 10 intends to focus the promotion of MRU and SRU products to multi-story building owners, managers and tenants. In particular, the Company intends to target the top 20 building managers in the United States. The Company’s management believes there are over 6 million buildings in the United States, of which approximately 943,000 are over 7 stories. Management believes the large number of multi-story buildings in the United States creates an attractive marketing opportunity for Sector 10 products.

FORWARD LOOKNG STATEMENTS

In addition to historical information, this Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding the anticipated terms and conditions of transactions which the Company has not consummated and events and occurrences over which the Company has no control. Such statements encompass the Company’s beliefs, expectations, hopes or intentions regarding future events. Words such as “expects,” “intends,” “believes,” “anticipates,” “should,” “likely” and similar expressions identify forward-looking statements. All forward-looking statements included in this Report are made as of the date hereof and are based on information available to the Company as of such date. The Company assumes no obligation and does not intend to update any forward-looking statement. Actual results will vary, and may vary materially, from those anticipated, estimated, projected or expected for a number of reasons, including, among others: the ability of the Company to change its name to Sector 10 (whether or not such a change is approved by the Company’s shareholders), the Company’s ability to consummate transactions which are subject to the agreement of third parties over whom the Company has no control, potential regulatory scrutiny, the Company’s failure to accurately forecast the response of the Company’s shareholders to the proposed name change and the challenges of competing successfully in a highly-competitive and rapidly-changing industry. Other factors that may cause actual results to vary from the Company’s expectations include developments associated with fluctuations in the economy and the demand for the Company’s products and services; the Company’s limited financial resources; the Company’s ability to obtain capital necessary to pursue its proposed plan of operations; variations in market and economic conditions; the degree and nature of competition; the ability of the Company to expand its product and service offerings to new and existing markets; and other unanticipated factors. Risk factors, cautionary statements and other conditions which could cause actual results to differ from the Company’s current expectations are contained in the Company’s filings with the Securities and Exchange Commission, including the risk factors set forth in the Company’s most recently filed Annual Report on Form 10-KSB and Quarterly Report on Form 10-QSB. All forward-looking statements are qualified in their entirety by this cautionary statement.

Section 9 -- Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits

(c)	Exhibits
Exhibit 3.1 Certificate of Amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 9, 2008
SKRM Interactive Inc. By: Pericles DeAvila Pericles DeAvila, President

EXHIBIT INDEX

Exhibit Number	Exhibit

3.1	Certificate of Amendment, as filed on September 15, 2007 with the Secretary of State of the State of Delaware